SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         SLADE'S FERRY CORPORATION
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [X]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:

               ------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

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               ------------------------------------------------------------
         (4)   Date Filed:

               ------------------------------------------------------------

                                                             April 12, 2004

Dear Stockholder,

      You are cordially invited to attend the Annual Meeting of the Stockholders of Slade's Ferry Bancorp to be held on Monday, May 10, 2004 at 10:00 a.m. at The Cultural Center, 205 South Main Street, Fall River, Massachusetts, 02720.

      The attached Notice of Annual Meeting and proxy statement describe the formal business that we will transact at the annual meeting. In addition to the formal items of business, management will report on the operations and activities of Slade's Ferry Bancorp, and you will have an opportunity to ask questions.

      The Board of Directors of Slade's Ferry Bancorp has determined that an affirmative vote on each matter to be considered at the annual meeting is in the best interests of Slade's Ferry Bancorp and its shareholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the annual meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the annual meeting but will assure that your vote is counted if you cannot attend.

      On behalf of the Board of Directors and the employees of Slade's Ferry Bancorp, we thank you for your continued support and look forward to seeing you at the annual meeting.

                                       Sincerely,

                                       /s/ Kenneth R. Rezendes, Sr.

                                       Kenneth R. Rezendes, Sr.
                                       Chairman of the Board


  SLADE'S FERRY BANCORP, 100 Slade's Ferry Avenue, Somerset, Massachusetts
   02726 TEL (508)675-2121 *** FAX (508)675-1751 *** www.sladesferry.com

                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                        Somerset, Massachusetts 02726
                                (508)675-2121

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     Date:   Monday, May 10, 2004
                     Time:   10:00 a.m., Eastern Time
                     Place:  The Cultural Center
                             205 South Main Street
                             Fall River, Massachusetts 02720

      At our 2004 annual meeting, we will ask you to:

      1. Approve amendment of the Articles of Organization and Bylaws of Slade's Ferry Bancorp to permit the Board of Directors to amend the Bylaws without shareholder approval under certain circumstances.

      2. Elect six Class Three Directors, each to hold office until the 2007 Annual Meeting of the Stockholders or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified, and elect one Class One Director to hold office until the 2005 Annual Meeting of the Stockholders or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      3.    Approve the Slade's Ferry Bancorp 2004 Equity Incentive Plan.

      4. Elect a Clerk/Secretary of the Corporation to hold office until the next Annual Meeting of stockholders or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      5. Any other business as may properly be brought before the meeting or any adjournment thereof.

      You may vote at the annual meeting if you were a shareholder of Slade's Ferry Bancorp at the close of business on March 19, 2004, the record date. Stockholders who are unable to be present personally may attend the meeting by proxy. Such stockholders are requested to date, sign, and return the enclosed proxy, which may be revoked at any time before it is voted.

                                       By Order of the Board of Directors,

                                       /s/  Peter G. Collias

                                       Peter G. Collias, Clerk/Secretary


Somerset, Massachusetts
April 12, 2004

===========================================================================
You are cordially invited to attend the annual meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting.
===========================================================================

                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                        Somerset, Massachusetts 02726
                                (508)675-2121

                               PROXY STATEMENT
                                   FOR THE
                     2004 ANNUAL MEETING OF STOCKHOLDERS
                                May 10, 2004

                             GENERAL INFORMATION

GENERAL

      Slade's Ferry Bancorp is a Massachusetts corporation that is registered as a bank holding company and owns all of the capital stock of Slade's Ferry Bank. As used in this proxy statement, "the Corporation," "we," "us" and "our" refer to Slade's Ferry Bancorp and/or its subsidiaries, depending on the context, and "the Bank" refers to Slade's Ferry Bank. The term "annual meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

      We have sent you this proxy statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the annual meeting. This proxy statement summarizes the information you will need to know to cast an informed vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the annual meeting. This process is described below in the section entitled "Voting Rights."

      We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about April 12, 2004 to all shareholders entitled to vote. If you owned common stock of Slade's Ferry Bancorp at the close of business on March 19, 2004, the record date, you are entitled to vote at the annual meeting. On the record date, there were 4,024,216 shares of common stock outstanding.

QUORUM

      A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the annual meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the annual meeting.

VOTING RIGHTS

      You are entitled to one vote at the annual meeting for each share of the common stock of Slade's Ferry Bancorp that you owned as of the close of business on March 19, 2004, the record date. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares "FOR" each of the proposals identified in the Notice of Annual Meeting.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in the Notice of Annual Meeting.

VOTE REQUIRED

Proposal 1: Amendment of       Approval of Proposal 1 requires the affirmative
the Articles of Organization   vote of two-thirds of the outstanding shares
and Bylaws.                    entitled to vote. Abstentions will be counted
                               solely for the purpose of determining whether a quorum is present.

Proposal 2: Election of        The nominees for director who receive the most
Class Three Directors and      votes will be elected. So, if you do not vote
Class One Director             for a nominee, or you indicate "withhold
                               authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee.

Proposal 3: Approval of        Approval of Proposal 3 requires the affirmative
the 2004 Equity Incentive      vote of a majority of the votes cast at the
Plan                           annual meeting. Abstentions will be counted
                               solely for the purpose of determining whether a quorum is present.

Proposal 4: Election of        Approval of Proposal 4 requires the affirmative
Clerk/Secretary                vote of a majority of the votes cast at the
                               annual meeting. Abstentions will be counted solely for the purpose of determining whether a quorum is present.

EFFECT OF BROKER NON-VOTES

      If your broker holds shares that you own in "street name," the broker may vote your shares on the proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote:

      * Proposal 1: Amendment of the Articles of Organization and Bylaws. A broker non-vote will have the same effect as voting against the proposal.

      * Proposal 2: Election of Class Three Directors and Class One Director. A broker non-vote would have no effect on the outcome of this proposal because a plurality of votes cast is required to elect a director.

      * Proposal 3: Approval of the 2004 Equity Incentive Plan. A broker non-vote will be counted solely for the purpose of determining whether a quorum is present.

      * Proposal 4: Election of Clerk/Secretary. A broker non-vote will be counted solely for the purpose of determining whether a quorum is present.

REVOKING YOUR PROXY

      You may revoke your grant of proxy at any time before it is voted by:

      * filing a written revocation of the proxy with the Clerk/Secretary;

      *     submitting a signed proxy card bearing a later date; or

      * attending and voting in person at the annual meeting, but you also must file a written revocation with the Clerk/Secretary of the annual meeting prior to the voting.

      If your shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the annual meeting. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of Slade's Ferry Bancorp.

SOLICITATION OF PROXIES

      The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and accompanying material, will be borne by Slade's Ferry Bancorp. Regular employees of Slade's Ferry Bancorp or Slade's Ferry Bank may solicit proxies in person, by mail, or by telephone, but no employee of the bank will receive any compensation for solicitation activities in addition to his or her regular compensation. In addition, the Corporation has engaged Georgeson Shareholder as its proxy solicitor to solicit proxies on the Corporation's behalf for a fee of $7,000 plus reasonable out-of-pocket expenses. Expenses may also include the charges and expenses of brokerage houses, nominees, custodians, and fiduciaries for forwarding proxies and proxy materials to beneficial owners of shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Our directors, officers and employees will be granted stock options and certain types of stock awards including restricted stock awards under the Slade's Ferry Bancorp 2004 Equity Incentive Plan presented for shareholder approval in Proposal 3. As a result, our directors, officers and employees have a personal interest in the outcome of the vote on those proposals.

OBTAINING AN ANNUAL REPORT ON FORM 10-K

      If you would like an additional copy of our Annual Report on Form 10-K and audited financials for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to Peter G. Collias, Clerk/Secretary, Slade's Ferry Bancorp, 100 Slade's Ferry Avenue, Somerset, Massachusetts, 02726.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information about the shares of common stock of the Corporation beneficially owned by each director and nominee for director of the Corporation, by each named executive officer of the Corporation identified in the Summary Compensation Table included elsewhere in this proxy statement and by all executive officers and directors as a group as of March 19, 2004. We know of no person who beneficially owned more than 5% of the outstanding shares of our common stock as of as of March 19, 2004 based upon filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of any shares of common stock: (1) over which he or she has or shares, directly or indirectly, voting or investment power; or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after March 19, 2004. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                 Amount and Nature of
Name of Beneficial Owner         Beneficial Ownership      Percent of Class
------------------------         --------------------      ----------------

Thomas B. Almy, Director                71,450(1)                1.77

Peter G. Collias, Director              24,334(2)                 .60

Anthony F. Cordeiro, Director           25,509(3)                 .63

Paul C. Downey, Director                 2,000                    .05

Melvyn A. Holland, Director             10,969(4)                 .27

Mary Lynn D. Lenz, Director,             5,131(5)                 .13
  President and Chief Executive
  Officer of the Bank and
  Corporation

William Q. MacLean, Jr., Director       30,820(6)                 .76

Francis A. Macomber, Director          118,420(7)                2.94

Deborah A. McLaughlin                    1,211(8)                 .00
  Chief Financial Officer and
  Chief Operations Officer of
  the Bank and the Corporation

Majed Mouded, MD, Director              69,753(9)                1.73

Shaun O'Hearn, Sr., Director            20,175(10)                .50

Lawrence J. Oliveira, DDS,
  Director                              39,650(11)                .98

Peter Paskowski, Director               31,152(12)                .77

Kenneth R. Rezendes, Sr.,              161,116(13)               4.00
  Director, Chairman of the Board
  of the Corporation

William J. Sullivan, Director           50,534(14)               1.25

Charles Veloza, Director               136,010(15)               3.37

David F. Westgate, Director,            12,685(16)                .31
  Vice Chairman of the Corporation

Manuel J. Tavares, Senior Vice           6,045(17)                .15
  President and Senior Lending
  Officer of the Bank

All Executive Officers and
 Directors as a Group (18 persons)     816,964                  19.73

___________________
<F1>  Includes 55,020 shares held jointly with Mr. Almy's wife and 8,000 options.

<F2>  Includes 8,471 shares held jointly with Mr. Collias' wife and 8,000 options.

<F3>  Includes 1,860 shares held by spouse.

<F4>  Includes 10,100 options.

<F5>  Includes 4,000 options.

<F6>  Includes 18,353 shares held in revocable trust and 8,000 options.

<F7>  Includes 4,412 shares held by a pension trust of LeComte's Dairy,
      98,393 shares held in revocable trust, and 5,492 shares held as custodian for other family members, and 1,550 held by spouse as custodian for other family members, and 8,000 options.




<F8>  Includes 1,125 options.

<F9>  Includes 6,000 options, 58,696 shares held jointly with Dr. Mouded's wife, and 5,655 shares held by wife jointly with child.

<F10> Includes 364 shares held jointly with Mr. O'Hearn's wife, 9,327 shares beneficially owned as trustee for business profit sharing plan and 10,100 options.

<F11> Includes 29,320 shares beneficially owned as trustee for business profit sharing plan and 10,100 options.

<F12> Includes 16,537 shares held jointly with Mr. Paskowski's wife and
      8,000 options.

<F13> Includes 81,076 shares held in IRA and 8,000 options.

<F14> Includes 19,856 shares held jointly with Mr. Sullivan's wife, 615 shares held jointly with children, and 10,100 options.

<F15> Includes 10,100 options.

<F16> Includes 8,000 options.

<F17> Includes 1,430 shares held jointly with spouse and children, 84 as custodian for family members and 1,335 options.


                DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD
                             ___________________

                                PROPOSAL ONE

                    AMENDMENT OF ARTICLES OF ORGANIZATION
                   AND BYLAWS TO PERMIT BOARD OF DIRECTORS
                     TO AMEND BYLAWS WITHOUT SHAREHOLDER
                    APPROVAL UNDER CERTAIN CIRCUMSTANCES
                             ___________________

      The Bylaws of the Corporation currently provide that any amendment to the Bylaws requires an affirmative vote of the holders of a majority of the outstanding shares of the Corporation. The Board of Directors believes that it is in the best interests of the Corporation for the Articles of Organization and the Bylaws to authorize the Board of Directors to amend, alter, repeal or add new Corporation Bylaws.

      If the stockholders approve this proposal, the Corporation's Bylaws may be amended, altered or repealed and new Bylaws may be adopted by a majority vote of the Board of Directors without any additional involvement by stockholders.

      Section 17 of Chapter 156B of the General Laws of Massachusetts permits, to the extent otherwise permitted by law, the company's Articles of Organization or the company's Bylaws, the board of directors to make, amend or repeal the company's Bylaws, provided that the company's Articles of Organization provide the directors with such powers. The Corporation's Articles of Organization do not currently provide the directors with such power. Currently, the power to adopt, amend or repeal the Corporation's Bylaws requires the affirmative vote of two-thirds of the outstanding stock entitled to vote.

      The Board of Directors has proposed the amendments set forth below because the Board believes that such amendments, if adopted, will provide the Board of Directors significantly more flexibility in making necessary or desired changes in a timely and efficient manner. Although the Board of Directors will have the power to make changes to the Bylaws without stockholder involvement, the stockholders, too, will have the ability to make changes. In other words, the right to alter, amend or repeal and add new Bylaws will not be solely within the power of the Board of Directors. Although the stockholders will have the ability to make changes to the Corporation's Bylaws, the ability of the Board of Directors to do so without the approval of stockholders would increase the power of the Board and raises the possibility that not all shareholders will agree with the changes made by the Board. Furthermore, some changes made by the Board may be deemed undesirable or disadvantageous by stockholders. The Board of Directors believes that the added flexibility and efficiency out weigh this risk, because the Board must currently seek stockholder approval for amendments, and delays and costs associated with the process of holding a special meeting of stockholders may deny the Corporation the flexibility the Board of Directors believes is important to facilitate the effective and timely use of the Corporation's resources in responding to changed circumstances or requirements with which the Corporation may be presented. For example, in the past, the Corporation has required the vote of the stockholders to amend the Bylaws to: authorize the Board of Directors to establish committees, to authorize the Board of Directors to fix the compensation of officers of the Corporation and to change the date of the Corporation's Annual Meeting of Stockholders.

      Recently, the FDIC has requested that the Board of Directors of the Corporation have the ability to meet and take action to address needs of the Corporation that arise unexpectedly by meeting via teleconference, if necessary. As the Corporation's Articles of Organization and Bylaws are currently written, the Board may not do so without calling a special meeting of stockholders to amend the Bylaws. Approval of Proposal 1 would grant the Board the authority to provide for meetings via teleconference, as well as to amend the Bylaws, if necessary, to reflect changes in applicable law or in the Corporation's business practices, or to update the Bylaws, such as by adding a provision to explicitly provide for stockholder nomination of director nominees.

      Pursuant to Section 70 of Chapter 156B of the General Laws of Massachusetts, the vote of two-thirds of each class of stock outstanding and entitled to vote may authorize amendment of the Articles of Organization. The proposed amendment, if adopted, would not limit the current rights of stockholders to alter, amend, repeal or add Bylaws, but would grant additional power to the Board.

      If Proposal 1 is approved, the Board of Directors intends to amend the Bylaws to permit Directors to attend meetings via teleconference, if necessary. At the 2004 Annual Meeting, stockholders of the Corporation are being asked to approve (1) the addition of sub-article E to Article VI of the Corporation's Articles of Organization, to read in its entirety as follows:

                                 ARTICLE VI

                            Amendments of Bylaws
                            --------------------

      E. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter, amend, rescind or repeal from time to time any of the Bylaws of the Corporation in accordance with the terms thereof; provided, however, that any By-Law made by the Board may be altered, amended, rescinded or repealed in accordance with the terms thereof by the holders of shares of Capital Stock entitled to vote thereon at any annual meeting or special meeting called for that purpose. Notwithstanding the foregoing, any provision of the Bylaws that contains a supermajority voting requirement shall only be altered, amended, rescinded or repealed by a vote of the Board of Directors or the holders of shares of Capital Stock entitled to vote thereon that is not less than the supermajority specified in such provision.

      and (2) amendment of Article VIII of the Bylaws to read in its entirety as follows:

                                ARTICLE VIII

                             Amendment of Bylaws
                             -------------------

            These Bylaws, except as provided by applicable law or the Articles of Organization, or as otherwise set forth in these Bylaws, may be amended or repealed at any regular meeting of the entire Board by the vote of a majority of the Board; provided, however, that (a) a notice specifying the change or amendment shall have been given at a previous regular meeting and entered in the minutes of the Board; (b) a written statement describing the change or amendment shall be made in the notice mailed to the directors of the meeting at which the change or amendment shall be acted upon; and (c) any By-law made by the Board may be altered, amended, rescinded, or repealed by the holders of shares of capital stock entitled to vote thereon at any annual meeting or at any special meeting called for that purpose in accordance with the percentage requirements set forth in the Certificate of Incorporation and/or these Bylaws. Notwithstanding the foregoing, any provision of these Bylaws that contains a supermajority voting requirement shall only be altered, amended, rescinded, or repealed by a vote of the Board or holders of capital stock entitled to vote thereon that is not less than the supermajority specified in such provision.

===========================================================================
The Board of Directors unanimously recommends a vote "FOR" amendment of the Articles of Organization and Bylaws.
===========================================================================

                             ___________________

                                PROPOSAL TWO

                    ELECTION OF CLASS THREE DIRECTORS AND
                             CLASS ONE DIRECTOR
                             ___________________

      The Bylaws of the Corporation provide that the Board of Directors must consist of at least seven but not more than twenty-five members. All of the Directors must own a certain minimum value of the Corporation's stock. The Corporation's Directors are divided into three approximately equal classes which serve staggered three-year terms such that only one class (approximately one-third of the Directors) is elected each year. At the 2004 Annual Meeting, a Class One Director is also up for election to keep the staggered classes at approximately the same size.

      At the 2004 Annual Meeting, stockholders of the Corporation are being asked to elect six Class Three Directors of the Corporation to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected or qualified and one Class One Director to serve until the 2005 Annual Meeting of Stockholders or until his or her successor is elected or qualified.

      The names of the nominees for Class Three Directors and the Class One Director and the term for which each will hold office are set forth below. All of the nominees are currently Directors of the Corporation and each has consented to serve if elected. If any nominee shall become unavailable for any reason, the shares represented by the enclosed Proxy will be voted in favor of such other person as the Board of Directors of the Corporation may at the time recommend. We know of no reason why any nominee may be unable to serve as a director. The Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

Directors and Executive Officers

Nominees

                                                            Position(s) Held           Director of
                                      Term                  With Corporation         Corporation and
Nominees                  Age (1)    Expires    Class           and Bank               Bank Since
--------                  -------    -------    -----       ----------------         ---------------

Anthony F. Cordeiro          42       2005      One      Director                         2003

Paul C. Downey               40       2007      Three    Director                         2003

Mary Lynn D. Lenz            49       2007      Three    Director, President and          2002
                                                         Chief Executive Officer
                                                         of the Bank and of the
                                                         Corporation

William Q. MacLean, Jr.      69       2007      Three    Director                         1997

Francis A. Macomber          74       2007      Three    Director                         1980

Majed Mouded, MD             62       2007      Three    Director                         1993

David F. Westgate            63       2007      Three    Vice Chairman of the Bank        1997
                                                         and the Corporation

___________________
<F1>  At December 31, 2003.

===========================================================================
The Board of Directors unanimously recommends a vote "FOR" all of the nominees for election as directors.
===========================================================================

Continuing Directors

                                                            Position(s) Held           Director of
                                      Term                  With Corporation         Corporation and
Nominees                  Age (1)    Expires    Class           and Bank               Bank Since
--------                  -------    -------    -----       ----------------         ---------------

Lawrence J. Oliveira, DDS    59       2005      One      Director                         1997

Peter Paskowski              80       2005      One      Director                         1971

Kenneth R. Rezendes, Sr.     70       2005      One      Chairman of the Board            1978
                                                         of the Bank and of
                                                         the Corporation

Charles Veloza               79       2005      One      Director                         1979

Thomas B. Almy               69       2006      Two      Director                         1964

Peter G. Collias             72       2006      Two      Director                         1973

Melvyn A. Holland            66       2006      Two      Director                         1997

Shaun O'Hearn, Sr.           58       2006      Two      Director                         1997

William J. Sullivan          64       2006      Two      Director                         1985

___________________
<F1>  At December 31, 2003.

Biographical Information

      The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below. Unless otherwise indicated, each of the following persons has held the position described for the last five years.

Nominees

      Anthony F. Cordeiro: President and Managing Partner of Anthony F. Cordeiro Insurance Agency, LLC, 171 Pleasant Street, Fall River,
Massachusetts since 1988, and Vice President of The Roasted Bean Coffee House, 4 Hartwell Street, Fall River, Massachusetts since 1996.

      Paul C. Downey: President of Sakonnet Properties, Inc., a real estate development firm in New Bedford, Massachusetts.

      Mary Lynn D. Lenz: President and Chief Executive Officer of the Bank since September 9, 2002. President and Chief Executive Officer of the Corporation since November 12, 2002. Executive Vice President, Director of Retail Banking at Citizens Bank of Massachusetts from 1998 to 2002. Vice President of National Small Business Regional Sales at Key Bank of Buffalo, New York from 1996 to 1998. Employed by Key Bank of Buffalo from 1989 to 1998.

      William Q. MacLean, Jr.: Account Executive of Sylvia & Company Insurance Agency, 500 Faunce Corner Road, Dartmouth, Massachusetts. President/Founder of MacLean Consulting, Inc., a general business consulting company in Boston, Massachusetts.

      Francis A. Macomber: President, Treasurer and a Director of LeComte's Dairy of Somerset, Massachusetts.

      Majed Mouded, MD: Physician and endocrinologist, on active staff at St. Anne's Hospital in Fall River, Massachusetts.

      David F. Westgate: President of Quequechan Management Corp., a management consulting firm in Fall River, Massachusetts; Vice Chairman of the Bank and the Corporation since October 14, 2003.

Continuing Directors

      Thomas B. Almy: Architect with I. T. Almy Associates of Somerset, Massachusetts, retired.

      Peter G. Collias: Principal Attorney of the Law Offices of Peter G. Collias in Fall River, Massachusetts

      Melvyn A. Holland, CPA: Partner and Treasurer of Rosenfield Raymon Restivo PC, Certified Public Accountants of New Bedford, Massachusetts until his retirement on January 1, 2004.

      Shaun O'Hearn, Sr.: President of Bolger & O'Hearn, Inc., a color and chemicals company in Fall River, Massachusetts.

      Lawrence J. Oliveira, DDS: Orthodontist from New Bedford and Mattapoisett, Massachusetts.

      Peter Paskowski: President of the Bank from January 1, 1988 until his retirement on June 30, 1988 and Executive Vice President of the Bank from 1984 to 1987.

      Kenneth R. Rezendes, Sr.: Chairman of the Board of the Corporation since October 14, 2003. Vice Chairman of the Corporation since November 12, 2002. Chairman of the Board of K. R. Rezendes, Inc., a heavy construction firm, since 1967. President of K. R. Rezendes, Inc. from 1965 to 1997. President of K. R. Management Corp. President and Chief Executive Officer of the Corporation from March 12, 1996 to November 12, 2002.

      William J. Sullivan: President and Director of Sullivan Funeral Homes, Inc. of Fall River and Somerset, Massachusetts.

      Charles Veloza: Past President and Director of Charlie's Oil Co., a heating and fuel oil distribution business of Fall River, Massachusetts.

Executive Officers Who Are Not Directors

      Deborah A. McLaughlin: Chief Financial Officer and Chief Operations Officer of the Bank and the Corporation since June 2003.

      Manuel J. Tavares: Senior Vice President and Senior Lending Officer of the Bank since 1989. Employed by Bank since 1987.

           INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Meetings of the Board of Directors

      A regular meeting of the Board of Directors of the Bank is held each month. Corporation directors meetings are held quarterly and special directors meetings are held when necessary. During 2003, the Board of Directors of the Bank, which is comprised of the same members as the Board of Directors of the Corporation, held twelve regular monthly meetings, one special meeting and there were four regular quarterly meetings of the Board of Directors of the Corporation. In addition to membership on the Board, members may also serve on one or more standing committees or subcommittees.

      All of the Directors attended at least 80% of the total meetings of the Board of Directors and their assigned committees except for Mr. Sullivan who attended 74%.

Committees of the Board of Directors

      The standing committees of the Bank include the Executive Committee, Personnel Committee, Audit Committee and Corporate Governance/Nominating Committee.

Executive Committee           The Executive Committee met twenty-five
                              times, and generally acts on most matters between meetings of the regular board. Its members are Kenneth R. Rezendes, Chairman,
                              Mary Lynn D. Lenz, William Q. MacLean Jr.,
                              Peter Paskowski, William J. Sullivan, and
                              David F. Westgate, and one rotating member.
                              In the event of extended absences occurring on the Executive Committee, other directors serve as temporary replacements.

Personnel Committee           The Personnel Committee reviews the
                              compensation and benefits of the executives and officers of the Corporation and the Bank and sets salaries and bonuses subject to the approval of the Board of Directors. The
                              Personnel Committee held 6 meetings during the past year. Its members are Paul C. Downey, Chairman, William
                              Q. MacLean Jr., Kenneth R. Rezendes, Sr.,
                              William J. Sullivan and David F. Westgate.
                              All of the members of the Personnel Committee qualify as "independent" under the definition in Rule 4200(a)(15) of the National
                              Association of Securities Dealers. Ms. Lenz, who is not "independent" because she is an officer of the Corporation, also served on the Personnel Committee during 2003, but was excluded from any discussions or decisions regarding Ms. Lenz's compensation. She is not a member of the 2004 Personnel Committee.

Audit Committee               The Audit Committee oversees and monitors the
                              Corporation's financial reporting process and internal control system, reviews the Audit
                              Plan, reviews and evaluates the audit
                              performed by the outside auditors, reviews the audit function practices and findings of the internal audit department and reports any substantive issues found during the audit to the Board. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this Proxy
                              Statement. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our independent auditors. The Audit Committee also reviews and approves all transactions with affiliated parties. The Audit Committee held four meetings during the past year. Its members are Melvyn A. Holland, Chairman, Paul C.
                              Downey, William Q. MacLean, Jr., Shaun
                              O'Hearn, Sr.; and Lawrence J. Oliveira, DDS.
                              All of the members of the Audit Committee qualify as "independent" under the definition in Rule 4200(a)(15) of the National
                              Association of Securities Dealers. The Board of Directors of the Corporation has determined that Director Holland qualifies as a "financial expert" as the term is defined by SEC regulations.

Corporate Governance/
Nominating Committee          The Corporate Governance/Nominating Committee
                              held eight meetings during the past year, provides advice and guidance to the Board of Directors regarding the number, qualifications and performance of the
                              Company's Directors and recommends
                              individuals to the Board for election as Directors. The Committee also monitors the adequacy of the Board's Structure, communications, and procedures and ensures that each Director is informed and diligent regarding the fulfillment of his/her duties.
                              It is solely the responsibility of the
                              Committee to recruit individuals to serve as Directors whose qualifications meet the organization's needs, and to recommend these individuals to the Board for election as Directors. The Committee's members are
                              Lawrence J. Oliveira, Chairman, Kenneth R.
                              Rezendes Sr., and David F. Westgate. All of the members of the Committee qualify as "independent" under the definition in Rule
                              4200(a)(15) of the National Association of Securities Dealers.

                              The Board of Directors of the Corporation has adopted a written charter for the Corporate Governance/Nominating Committee, which is attached as Appendix B to this Proxy Statement.

                              It is the policy of the Corporate/Governance
                              Committee that stockholders may recommend nominees for election to the Board, in a manner consistent with the Corporation's Bylaws.

                              It is the policy of the Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. Stockholder nominees are analyzed by the Committee in the same manner as nominees that are identified by the Committee. The Corporation does not pay a fee to any third party to identify or evaluate nominees.

                              Anthony F. Cordeiro, Paul C. Downey, Mary
                              Lynn D. Lenz, William Q. MacLean, Jr.,
                              Francis A. Macomber, Majed Mouded, MD and
                              David F. Westgate were each nominated by the non-management, independent directors that comprise the Corporate Governance/Nominating Committee. As of November 11, 2003, the Nominating and Corporate Governance Committee had not received any shareholder recommendations for nominees in connection with the 2004 Annual Meeting.

Shareholder Communications

      Shareholders may contact Slade's Ferry Bancorp's Board of Directors by contacting Peter G. Collias, Clerk/Secretary, Slade's Ferry Bancorp, 100 Slade's Ferry Avenue, Somerset, Massachusetts, 02726. All comments will be forwarded directly to the Board of Directors.

      It is the policy of the Corporation that all directors and nominees should attend the Annual Meeting. At the 2003 Annual Meeting, all members of the Board of Directors serving at the time of the meeting were in attendance.

                     AUDIT COMMITTEE CHARTER AND REPORT

Audit Committee Charter

      The Audit Committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and operates pursuant to a Charter approved by the Board of Directors, a copy of which is attached as Appendix A to this proxy statement. The Charter sets out the responsibilities, authority, and duties of the Audit
Committee. The Charter specifies, among other things, the structure, membership requirements, and the relationship of the Audit Committee to the independent auditors and internal auditor.

Audit Committee Report

      The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

      During the 2003 fiscal year, the Audit Committee of the Corporation, which is comprised of the same Directors and serves the same function as the Audit Committee of the Bank, met four times to discuss matters consistent with its duties. The Audit Committee's membership was comprised of Directors Holland, Downey, MacLean, O'Hearn and Oliveira, with Melvyn A. Holland serving as Chairperson.

      Each member of Slade's Ferry Bancorp's Audit Committee is independent as defined under the Nasdaq listing standards. We believe that Director Holland qualifies as an Audit Committee Financial Expert, as that term is defined by SEC regulations, and our Board of Directors has designated Director Holland as such. Slade's Ferry Bancorp's Audit Committee operates under a written charter approved by the Board, a copy of which is attached as Appendix A to this proxy statement.

      The Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments. The primary duties and responsibilities of the Audit Committee are to: (1) serve as an independent and objective party to monitor Slade's Ferry Bancorp's financial reporting process and internal control systems; (2) select and monitor the independent auditor; (3) pre-approve all audit and permissible non-audit services performed by external auditors; (4) review and appraise the audit efforts of Slade's Ferry Bancorp's independent auditors and internal audit department; (5) review Slade's Ferry Bancorp's quarterly financial performance, as well as its compliance with laws and regulations;
(6) oversee management's establishment and enforcement of financial policies; (7) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department, and the Board; and (8) establish procedures for the receipt, retention and treatment of complaints or concerns, including confidential employee submissions, about accounting, internal accounting controls or auditing matters.

      The Audit Committee has reviewed and discussed the audited financial statements of Slade's Ferry Bancorp for the fiscal year ended December 31, 2003 with management and Shatswell, MacLeod & Company, P.C., Slade's Ferry Bancorp's independent auditors. The Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with Shatswell, MacLeod & Company, P.C.

      The Audit Committee has also received the written disclosures and the letter from Shatswell, MacLeod & Company, P.C. required by Independence Standards Board Standard No. 1 (entitled "Independence Discussions with Audit Committees"), has discussed the independence of Shatswell, MacLeod & Company, P.C. and considered whether the provision of non-audit services by Shatswell, MacLeod & Company, P.C. is compatible with maintaining the auditor's independence.

      Based on the review and discussions noted above, the Audit Committee recommended to the Board that Slade's Ferry Bancorp's audited financial statements be included in Slade's Ferry Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

      The Audit Committee has appointed, and the Board has also recommended, the selection of Shatswell, MacLeod & Company, P.C. to be the Company's independent auditors for year end 2004.

                                   Audit Committee:

                                   Melvyn A. Holland, Chairman
                                   Paul C. Downey
                                   William Q. MacLean, Jr.
                                   Shaun O'Hearn, Sr.
                                   Lawrence J. Oliveira DDS
                                   Cecelia Machado, Internal Bank Auditor

Appointment of Independent Accountants

      The Audit Committee of the Board of Directors of the Corporation has appointed Shatswell, MacLeod and Company, P.C. to continue as their independent certified public accountants for 2004. Shatswell, MacLeod and Company, P.C. is expected to have a representative available at the Annual Meeting, who will have the opportunity to make a statement if desired and will be available to respond to appropriate questions.

Audit Fees and Pre-approval Policies

      During the fiscal year ended December 31, 2003, Slade's Ferry Bancorp retained and paid Shatswell, MacLeod & Company, P.C. to provide audit and other services. The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the years ended December 31, 2003 and 2002 and fees billed for other services during those periods by our independent auditors.

                                 2003              2002
                                 ----              ----

Audit fees (1)                  79,975            68,500
Audit related-fees (2)          12,000             8,750
Tax fees (3)                    11,600             9,600
All other fees (4)                   -            17,117
                               -------           -------
      Total                    103,575           103,967
                               =======           =======

___________________
<F1>  Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

<F2>  Audit related fees consisted of audits of the Corporation's Pension
      Plan and 401(k) Plan.

<F3>  Tax fees consisted of assistance with matters related to tax compliance and consulting.

<F4>  All other fees in 2002 consisted of the following: $7,700 for services related to the Corporation's quarterly report on Form 10-Q for the period ended June 30, 2002; $6,542 for a third party review of the Corporation's information technology; and $2,875 for services related to resolution of impairment issues.

      It is the current policy of the Corporation that all audit and non-audit services provided by the Corporation's independent auditors be pre-approved by the Corporation's Audit Committee.

      Of the services set forth in the table above, all were pre-approved by the Audit Committee, with the exception of the following non-audit services provided in 2002 which were not pre-approved and would not be eligible for waiver of pre-approval pursuant to Rule 2.01-
(c)(7)(i)(c) of SEC Regulation S-X: $6,542 for a third party review of the Corporation's information technology and $2,875 for services related to resolution of impairment issues.

                            DIRECTOR COMPENSATION

Meeting Fees

      Directors are paid $400 for each Bank Board of Directors meeting attended and $400 for each Corporation meeting attended. In addition, Executive Committee members are paid $350 for each Executive Committee meeting attended, and the Executive Committee Clerk is paid an annual fee of $2,000. The Chairman of the Board of the Bank and the Corporation is paid $3,500 for each position, and the Vice Chairman of the Corporation is paid $1,000 for holding such position. The Corporate Secretary of the Bank is paid an annual fee of $2,000, with an additional fee of $750 for serving as Corporate Clerk/Secretary for the Corporation. Members of all other committees receive $300 per meeting attended, a $250 annual fee for serving on such committees and an annual retainer of $1,500 for serving on the Board. The chairman of each committee receives $500 annually for chairing such committees.

Stock Option Grants

      Each non-employee director receives an automatic grant each year of an option for 2,000 shares of the Company's common stock under the Automatic Grant Program of the Company's 1996 Stock Option Plan (the "Plan"). Options granted under the Automatic Grant Program are subject to the terms and conditions of the Plan and are exercisable immediately at a price per share equal to the market price on the date of grant.

Life Insurance

      Through the purchase of $1.6 million of directors paid-up life insurance policies in 1999, each insurable member of the Board of Directors is provided a death benefit of $100,000 providing the member has served 10 years or more on the board, and $50,000 to members that have less than 10 years of service. The policy also provides a retirement benefit to members of the Board for each year following the director's retirement.

      In addition, the Company, through its participation in the Employee Group Term Life Insurance program, provides a death benefit of $50,000 life insurance to each non-employee director up to age 65, then decreasing each year thereafter to a base of $10,000 at age 75.

                       EXECUTIVE OFFICER COMPENSATION

Personnel Committee Report on Executive Compensation

      During 2003, the Personnel Committee, which functions as the Corporation's compensation committee, was composed of Directors Paul C. Downey, Mary Lynn D. Lenz, William Q. MacLean, Jr., Kenneth R. Rezendes, Sr., William J. Sullivan, and David F. Westgate with Director Rezendes serving as the Chairperson of the Committee. Prior to his passing, Donald
T. Corrigan also served on the Committee. None of the members of the Personnel Committee, except Ms. Lenz, were officers or employees of the Corporation or its subsidiaries during 2003 or in prior years.

      The following Report of Slade's Ferry Bancorp's Personnel Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act of 1934, as amended.

      The Personnel Committee provides advice and recommendations to the Board of Directors in the areas of employee salaries and benefit programs. The committee reviews the compensation and benefits programs for all executive officers on an annual basis. Compensation of the President and Chief Executive Officer and other executive officers of the Bank for the fiscal year ended 2003 was paid by the Bank and determined by the Board of Directors. Ms. Lenz did not participate in the committee's decisions regarding her own compensation review and recommendation in 2003 or in prior years.

      The Bank's compensation program for executive officers consists of: base salary, annual bonuses and long-term incentive awards. These elements are intended to provide an overall compensation package that is commensurate with the Bank's financial resources, that is appropriate to assure that retention of experienced management personnel, and that aligns their financial interests with those of the Corporation's shareholders.

      A structured compensation system is in place at the Bank. Each position has been scored using a point factor analysis system. Jobs with similar point totals, indicating similar levels of responsibility and authority, have been grouped together. Salary ranges have been assigned to these job groupings. Officers' evaluations are based upon performance to established standards, the standards having been written into each job description. This measurement to standards then dictates the level of merit increase proposed for each officer within guidelines set forth annually.

      The Personnel Committee strives to provide a compensation program that assures both the motivation and retention of the executive officers, proper alignment with the financial interests of the Corporation's stockholders, and competitiveness with the external marketplace. To this end, the Personnel Committee reviewed the compensation practices of a peer group of companies with similar size and business mix to that of the Bank in order to develop recommendations for the Bank's executive officers.

      In order to ensure competitive compensation levels, the adequacy of the salary ranges and each officer's current compensation level is tested annually through the use of competitive market data. The Bank currently uses a Banking Compensation Report, produced by an independent consulting company. In 2003, there were 153 participants in the entire survey. The Bank's current peer group are those institutions with assets of $300 Million to $599.9 Million. The Bank's data is included in this survey, along with forty-one other institutions.

      Each officer position is reviewed annually and compared against competitive market data. This information is analyzed by the Personnel Committee whereby each officer's performance and merit increase recommendations are presented.

      The Personnel Committee, excluding Ms. Lenz, reviews the performance of the President/Chief Executive Officer of the Bank. This review is qualitative in nature and takes into consideration such factors as overall performance of the Bank, improvement in shareholder value, preservation and constant enhancement of the corporate image, including the Bank's leadership and involvement in the community, efficient use of financial and human resources, and the overall financial performance of the Bank.

Base Salaries

      As noted above, salary levels recommended by the Personnel Committee are intended to be competitive with salary levels of the companies in the Bank's peer groups, commensurate with the executive officers' respective duties and responsibilities, and reflect the financial performance of the Bank. The President's salary is tested against the market data noted above.

Bonuses

      Bonuses are predicated on the achievement of the current year's budgeted earnings as established independently by the Personnel Committee. The bonus is applied if the target earnings level is obtained and adjusted incrementally if the earnings fall below target. The target excludes extraordinary income and expense items and gains or losses recognized on the sale of securities.

Stock Options

      The Personnel Committee also awards stock options to officers as provided for by the Stock Option Plan under the discretionary grant program of the Corporation's stock option plan. In making any determinations as to persons to whom options are granted and the number of stock options granted, the Personnel Committee takes into account the duties of the respective individual, their contribution to the success of the Corporation during the year, and such other factors as the Personnel Committee deems relevant.

Chief Executive Officer's Compensation

      The Bank's Chief Executive Officer's compensation in 2003 reflected the overall performance of Ms. Lenz during 2003, and is supported by the expansion of the Bank's customer base, and the overall quality and growth of the Corporation's assets. Based on the foregoing criteria, for the fiscal year ended December 31, 2003, Ms. Lenz's base salary was $250,000 and she was awarded a bonus of $100,000 payable in 2004.

                                   Slade's Ferry Bancorp
                                   Personnel Committee

                                   Kenneth R. Rezendes, Sr., Chairperson
                                   Paul C. Downey
                                   Mary Lynn D. Lenz
                                   William Q. MacLean, Jr.
                                   William J. Sullivan
                                   David F. Westgate

Compensation Committee Interlocks and Insider Participation

      During 2003, the Personnel Committee of the Company's Board of Directors, which functions as the Corporation's compensation committee, included: Kenneth R. Rezendes, Sr., Chair, Paul C. Downey, Mary Lynn D. Lenz, William Q. MacLean Jr., William J. Sullivan, and David F. Westgate, and Donald T. Corrigan until his decease in September 2003. Mr. Corrigan was Chairman of the Board of the Corporation and the Bank until his decease in September of 2003. Mr. Rezendes is currently the Chairman of the Board of the Corporation and the Bank, and is the former Vice Chairman of the Corporation and the former President and Chief Executive Officer of the Corporation. Mr. Westgate is Vice Chairman of the Board of the Corporation and Vice Chairman of the Board of the Bank. Ms. Lenz is currently the President and Chief Executive Officer of the Company and the Bank.

                              PERFORMANCE GRAPH

The following graph compares the performance of the Company for the periods indicated with the performance of the NASDAQ Stock Market and the performance of a group of banks in the $250 Million to $500 Million index assuming reinvestment of dividends.

Slade's Ferry Bancorp.

                                                       Period Ending
                               ---------------------------------------------------------------
Index                          12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
-----                          --------   --------   --------   --------   --------   --------

Slade's Ferry Bancorp           100.00      79.90      73.11     124.00     113.31     194.90

NASDAQ - Total US               100.00     185.95     113.19      89.65      61.67      92.90

SNL $250M-$500M Bank Index      100.00      93.03      89.58     127.27     164.11     237.11

___________________
*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission. All rights reserved. crsp.com.

                         SUMMARY COMPENSATION TABLE

      The following table sets forth the cash and certain other compensation paid by the Corporation for services rendered in all capacities during the fiscal years ended December 31, 2003, 2002, and 2001 to the Corporation's and the Bank's Chief Executive Officer and to the other most highly compensated executive officers whose annual salary and bonus for fiscal 2003 was at least $100,000. We refer to these individuals as "named executive officers" in this proxy statement.

                                              Annual Compensation                 Long Term Compensation
                                     ---------------------------------------    ----------------------------
                                                                Other Annual    Restricted      Securities       All Other
Name and Principal                                              Compensation      Stock         Underlying      Compensation
Position                     Year    Salary ($)    Bonus ($)       ($)(12)      Awards ($)    Options/Shares         ($)
------------------           ----    ----------    ---------    ------------    ----------    --------------    ------------

Mary Lynn D. Lenz            2003      237,135      100,000        9,399(3)          -            4,000           6,694(4)
President/CEO - Bank         2002(1)    59,231       15,000       27,287(5)          -                -           6,785(6)
& Corporation

Manual J. Tavares            2003      121,509       36,000            -             -            1,335           7,281(7)
Senior Vice President        2002      119,940        6,000            -             -                -           6,529(8)
Senior Lending Officer       2001      119,940        8,500            -             -            1,500           6,175(9)
- Bank

Deborah A. McLaughlin        2003(2)    56,616       15,000       40,100(10)         -            1,125             112(11)
Chief Financial Officer
and Chief Operation
Officer - Bank &
Corporation

___________________
<F1>  Mary Lynn D. Lenz became President and Chief Executive Officer in
      2002.

<F2>  Deborah A. McLaughlin became Chief Financial Officer and Chief
      Operations Officer in 2003.

<F3>  Includes benefit for personal use of bank owned automobile of $1,185 for 2003, and payment of $8,214 of legal fees.

<F4>  Includes $4,845 accrual in 2003 in connection with the Supplemental
      Executive Retirement Plan (SERP) entered into with Ms. Lenz in 2002, which provides for the payment to Ms. Lenz upon her retirement of $3,000 per month for 120 months; executive life insurance premiums of $1,396 for 2003; and long-term disability insurance premiums of $440.

<F5>  Includes $26,100 for consulting services provided from 8/02 to
      9/02; $335 for personal use of bank owned automobile and; $852 tax-effected value of Slade's Ferry Preferred Capital Corporation preferred stock

<F6>  Includes $6,785 for legal services regarding employment issues.

<F7>  Includes $6,634 accrual in 2003 in connection with the Supplemental
      Executive Retirement Plan (SERP) entered into with Mr. Tavares in 1996, which provides for the payment to Mr. Tavares upon his retirement of $1,500 per month for 120 months; executive life insurance premiums of $425 for 2003; and long-term disability insurance premiums of $222.

<F8>  Includes $6,142 accrual in 2002 in connection with the SERP and executive life insurance premiums of $387 for 2002.

<F9>  Includes $5,687 accrual in 2001 in connection with the SERP and executive life insurance premiums of $488 for 2001.

<F10> Includes $39,600 for consulting services provided from 3/03 to 6/03;
      $500 of benefit for opting out of the Corporation's health insurance coverage.

<F11> Includes long-term disability insurance premiums of $112.

<F12> Does not include perquisites and other personal benefits, the aggregate of which is less than the lesser of $50,000 or 10% of such person's combined salary and bonus for the applicable year.

STOCK OPTIONS GRANTED IN 2003

      The following table illustrates certain information for the Executive Officers named regarding stock option grants made in 2003 under the Company's 1996 Stock Option Plan (the "Plan").

                              Individual Grants

                                                                                          Potential Realizable Value
                                                                                           At Assumed Annual Rate of
                           Number of          % of Total       Exercise                   Stock Price Appreciation for
                           Securities       Options Granted    Price Per                         Option Term
                      Underlying Options    to Employees in      Share      Expiration    ----------------------------
Name                        Granted               2003         ($/sh)(1)       Date            5%           10%
----                  ------------------    ---------------    ---------    ----------         --           ---

Mary Lynn D. Lenz           4,000(1)              20.2%          14.59       4/14/08        $16,124       $35,629

Manual J. Tavares           1,335(2)               6.8%          18.55       9/30/08        $ 6,824       $15,119

Deborah A. McLaughlin       1,125(2)               5.7%          18.55       9/30/08        $ 5,766       $12,741

___________________
<F1>  Granted in April of 2003.

<F2>  Granted in October of 2003.

      The following table presents certain information for the named executive officers relating to the exercise of stock options and stock appreciation rights ("SARs") during 2003 and, in addition, information relating to the value of unexercised stock options.

           Aggregated Option/SAR Exercises in the Last Fiscal Year
                    And Fiscal Year-end Option/SAR Values

                                                                                                   Number of Securities
                         # Securities                         Underlying Unexercised          Value of Unexericsed In-The-
                          Underlying                           Options at 12/31/03            Money Options at 12/31/03 (1)
                         Options/SARs      Value         --------------------------------    --------------------------------
                          Exercised      Realized ($)    Exercisable #    Unexercisable #    Exercisable $    Unexercisable $
                         ------------    ------------    -------------    ---------------    -------------    ---------------

Mary Lynn D. Lenz               -               -            4,000               0              $31,640              0

Manuel J. Tavares           4,575          34,867            1,335               0              $ 5,273              0

Deborah A. McLaughlin           -               -            1,125               0              $ 4,444              0

___________________
<F1>  The value of unexercised In-The-Money Options is expressed as the market value of the common stock at December 31, 2003 at the closing price of $22.50 per share over the exercise price of each option.

                                BENEFIT PLANS

      Prior to 1998, the Company maintained a Defined Benefit Pension Plan which provided retirement benefits to each established officer and employee. An employee must have been age 21 and have served with the Company one (1) full year of service to have been eligible. The annual benefits formula for normal retirement age of 65 provided for 1.5% of total salary plus 0.5% of compensation in excess of integration level per year of service.

      The following table illustrates the estimated retirement benefit payable to eligible officers and employees upon retirement at age 65 in various salary groups with various years of services.

PENSION PLAN TABLE

Defined Benefits Pension Plan

                                   Years of Service
                 ----------------------------------------------------
Remuneration     15 Yrs     20 Yrs     25 Yrs     30 Yrs     35 Yrs
------------     ------     ------     ------     ------     ------

$100,000         $29,325    $39,100    $48,875    $58,650    $ 68,425
$125,000         $36,825    $49,100    $61,375    $73,650    $ 85,925
$150,000         $44,325    $59,100    $73,875    $88,650    $103,425
$175,000         $47,325    $63,100    $78,875    $94,650    $110,425
$200,000         $47,325    $63,100    $78,875    $94,650    $110,425
$225,000         $47,325    $63,100    $78,875    $94,650    $110,425
$250,000         $47,325    $63,100    $78,875    $94,650    $110,425

      The benefits shown in the Pension Plan Table are based on a formula of 1.5% of compensation per year plus .5% of compensation in excess of $9,000 per year. The maximum years of service considered for benefit purposes is 35. Annual compensation for benefits is capped at $160,000, per Internal Revenue Code Section 401(a)(17). Benefits shown are payable as a life annuity at age 65 and will not be subject to reductions because of social security benefits. The life annuity is the Normal Form as defined by the Plan document. Employees who had worked over 1000 hours in the twelve-month period beginning on their date of hire and had attained age twenty-one were eligible to participate in the Plan as of the next January 1 or July 1, the Plan entry dates. The Plan covered all employees who met the eligibility provisions, except employees covered by a collective bargaining agreement and non-resident aliens. In addition, benefit accruals and Plan participation were frozen by amendment effective December 31, 1997. The years of credited service as of January 1, 1998 for the executive officers named on the Summary Compensation Table who are eligible for retirement benefits are as follows: Manuel J. Tavares - 11 years.

      As of December 31, 1997, the Company elected to curtail the Employees Defined Benefit Pension Plan. This decision was based on the costs associated with the Defined Benefit Plan, and the complexities of the marketability of the Plan to its employees. The Company in turn has established a profit sharing type retirement plan effective January 1, 1998, which provides the employee with full investment direction of the funds allocated to his or her account. The contribution by the Company to the new Profit Sharing Plan is an amount to be fixed each year by the Board of Directors. The amount allocated to each employee is based on a formula that provides five (5) units for each $1,000 of compensation, and one (1) unit for each full year of service with the Company. The grand total of units of all eligible employees then becomes the denominator for the allocation of the contribution to each employee's account. At December 31, 2003, the Defined Benefit Plan was underfunded. Although it is dependent upon market conditions, it is currently estimated that the Plan's assets will earn sufficient income in the next five to seven years to become fully funded. Upon reaching a fully funded status, each participant's lump sum value of the December 31, 1997 accrued benefit will be distributed from the Defined Benefit Plan. The participant will be given the option of rolling over their Defined Benefit Plan benefit into the new Profit Sharing Plan.

401(k) Plan

      The Company also provides a 401(k) Plan which is available to eligible employees who attain age 21 and complete three months of service. The Company contributes a discretionary amount as determined by the Board of Directors to the 401(k) Plan.

1996 Stock Option Plan

      The Corporation has a Stock Option Plan in effect which was approved by the stockholders on March 11, 1996 at the 1996 Annual Meeting of Stockholders. The purpose of the Stock Option Plan is to encourage the retention of key employees and directors by facilitating their purchase of a stock interest in the Corporation and to promote the success of the business. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. The Corporation has reserved an aggregate of 250,000 shares of common stock for issuance upon the exercise of stock options granted under the Stock Option Plan. The Stock Option Plan also permits the grant of stock option appreciation rights.

               EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                     AND CHANGE-IN CONTROL ARRANGEMENTS

      Supplemental Executive Retirement Plans. In 1996, the Bank entered into a Supplemental Executive Retirement Agreement (SERP) with Mr. Tavares, which provides a payment to Mr. Tavares of $1,500 per month for 120 months upon his retirement. The Corporation entered into a SERP with Ms. Lenz in 2003, substantially similar to the agreement with Mr. Tavares which provides a payment to Ms. Lenz of $3,000 per month for 120 months upon her retirement and further provides for the provision of life time medical insurance for Ms. Lenz and her spouse. The SERPs also contain certain non-competition restrictions applicable to the executives.

      Change Of Control Agreement. The Corporation has entered into a change of control agreement with Ms. Lenz that is triggered upon a "change of control" of the Corporation or the Bank (as defined in the agreement). If Ms. Lenz's employment is terminated by the Corporation or the Bank without "cause" (as defined in the agreement) or Ms. Lenz terminates her employment for "good reason" (as defined in the agreement) within 13 months of the occurrence of the change of control, then Ms. Lenz will be entitled to severance payments equal to 2.99 times her five-year average annual W-2 compensation paid by the Corporation or the Bank plus continued health insurance and benefit plan accruals for three years. Severance benefits under these circumstances would also include full vesting in certain other benefit plans and the transfer of a company automobile to Ms. Lenz.

      If Ms. Lenz should terminate employment for any reason twelve months after a change of control but prior to the thirteenth month following the change of control, then Ms. Lenz shall be paid one times her annual base salary plus an amount equal to the last bonus paid to Ms. Lenz.

      If the Corporation or the Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreement might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by Ms. Lenz, on excess parachute payments. Under the change of control agreement, the Corporation would reimburse Ms. Lenz for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, Ms. Lenz will retain approximately the same net-after tax amounts under the change of control agreement that she would have retained if there were no 20% excise tax. The effect of this provision is that the Corporation, rather than Ms. Lenz, bears the financial cost of the excise tax. Neither the Corporation nor the Bank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

      Confidentiality and Non-Solicitation Agreement. The Corporation and Ms. Lenz have also entered into an agreement which provides that Ms. Lenz shall preserve the confidential information of the Corporation, the Bank and their affiliates following her termination of employment. This agreement also imposes certain business and customer solicitation provisions for a period of two years following the termination of employment of Ms. Lenz.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's common stock, to report to the Securities and Exchange Commission their initial ownership of the Corporation's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the Securities and Exchange Commission and the Corporation is required to disclose in this proxy statement any late filings or failures to file.

      Based solely on its review of the copies of such reports furnished to the Corporation and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to the Corporation's executive officers and directors during fiscal 2003 were met, with the exception of Director O'Hearn, who failed to file a Form 4 to reflect the purchase of 1,226 shares of the Corporation's common stock on January 6, 2003, and Director Macomber, who filed a Form 4 on March 22, 2004 as trustee of the pension trust of LeComte's Dairy to report the sale of 1,500 shares of the Corporation's common stock on January 16, 2004. The shares purchased By Director O'Hearn were reflected in Director O'Hearn's Form 5 filed for the year ended December 31, 2003, and an amended Form 4 was filed on February 4, 2004.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain of the Corporation's and Bank's directors, executive officers, and members of their families are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. During 2003, none of these relationships or transactions involved an amount of over $60,000 or in excess of 5% of the Corporation's or other entity's consolidated gross revenues.

      In addition, certain of the directors are at present, as in the past, also directors, officers, or stockholders of corporations, trustees of trusts, or members of partnerships which are customers of the Bank, and which have loans from the Bank in the ordinary course of business. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. All future loans to officers and directors and their affiliates will be made on the same terms and conditions as made to unaffiliated third parties.

                             ___________________

                               PROPOSAL THREE

                    ADOPTION OF THE SLADE'S FERRY BANCORP
                         2004 EQUITY INCENTIVE PLAN
                             ___________________

General Plan Information

      The Board of Directors of the Corporation has adopted the Slade's Ferry Bancorp 2004 Equity Incentive Plan, subject to approval by the holders of a majority of our outstanding shares of common stock. Provided below is a summary of our reasons for adopting this plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement as Appendix C and is incorporated by reference into this proposal.

Why We Are Asking for Shareholder Approval

      We are asking for shareholders to approve the Slade's Ferry Bancorp 2004 Equity Incentive Plan so that we will be able to grant stock options and other equity-based compensation to our directors and officers. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options and restricted stock awards as part of their director and officer compensation packages. By approving this plan, our shareholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors and officers. In addition, the value of the stock options and other stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock options and restricted stock to our compensation packages would link the financial interest of our directors and officers with the financial interest of our shareholders.

      Applicable regulations do not permit us to implement an equity compensation plan without shareholder approval. If we do not receive this approval, it will not be possible for us to grant equity -based awards or stock options under this plan. In this event, we expect that the Board will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in our market area.

Purpose of the Equity Incentive Plan

      The purpose of the option plan is to promote growth and profitability of the Corporation and its shareholders, to provide certain officers, directors and employees of the Corporation and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Corporation.

Description of the Plan

      Administration. The plan will be administered by those members of the Personnel Committee of the Board who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, executive officers or employees of the Corporation or the Bank; and (2) do not receive material compensation from the Corporation or the Bank except for service as a director. There must be at least two disinterested directors on the Personnel

Committee and this committee has broad discretionary powers. The Board of Directors may also administer this plan in lieu of the Personnel Committee.

      Stock Subject to the 2004 Equity Incentive Plan. The Corporation has reserved 300,000 shares of common stock for issuance upon the exercise of options under the plan with no more than 100,000 of these shares being able to be issued pursuant to restricted stock awards or deferred stock awards. Such shares may be authorized and unissued shares or shares previously issued that the Corporation has reacquired. Any shares subject to grants under the equity plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new grants. As of March 19, 2004, the aggregate fair market value of the shares reserved for issuance under the plan was $6,660,000 based on the latest closing sales price per share of common stock of $22.20 on NASDAQ on March 19, 2004.

      Eligibility. The committee may select people who receive stock option and other equity grants. Any employee of the Corporation, the Bank or any affiliate approved by the Board of Directors may be selected to receive grants under the plan. In addition, each non-employee director will be automatically granted an option with respect to 2,000 shares under this plan on the day following this Annual Meeting of the Corporation and each Annual Meeting thereafter.

      Terms and Conditions of Options. The committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

      * It may not grant options to purchase more than 75,000 shares to any one individual in any calendar year.

      * It may not grant a stock option with a purchase price that is less than the fair market value of a share of the Corporation's common stock on the date it grants the stock option.

      * It may not grant a stock option with a term that is longer than ten years.

      * It may not grant options with an effective date that is before the date that we receive shareholder approval for the plan.

      The committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

      Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of the Corporation already owned by the option holder, shares to be acquired by the option holder upon exercise of the option or in such other consideration as the committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations and on the death of the option holder.

      Terms and Conditions of Other Awards. The committee may, in its discretion, grant awards of restricted stock and deferred stock awards to eligible individuals, up to a maximum of 100,000 shares. The committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must not grant stock awards with an effective date that is before the date that we receive shareholder approval for the plan.

      Shares of our common stock that are subject to a restricted stock award may held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the fund to the award recipient. While the shares are held in the fund, the award recipient receives dividends and exercises voting rights. The committee may also authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

      Mergers and Reorganizations; Adjustments for Stock Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate and the number of shares subject to outstanding options and awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Corporation is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Corporation is not the surviving entity, outstanding options may be canceled so long as the option holder receives payment determined by the Board of Directors to be of a value equivalent to the value of the canceled options or awards.

Termination or Amendment of the Equity Incentive Plan

      This plan will be in effect for a ten-year period that will begin on the date of shareholder approval and will end on the tenth anniversary of the date of shareholder approval. The Board of Directors may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible employees, increase the number of stock options or awards that may be granted to any person or in total or reduce the minimum option price must first be approved by our shareholders.

Federal Income Tax Consequences

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting the Corporation and recipients of stock option grants and other awards under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under
Section 401(a) of the Internal Revenue Code.

      Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not result in income that may increase taxable income, but will create an item of adjustment that may affect liability for alternative minimum tax. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

      Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock options, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

      Federal Tax Consequences of Options for the Corporation. When a non-qualified stock option is exercised, the Corporation may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1.0 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation." We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option. No executive of the Corporation or the Bank currently receives compensation that would be rendered nondeductible by this limitation.

      Tax Consequences of Restricted Stock and Other Stock Awards. The stock awards under the plan do not result in federal income tax consequences to either the Corporation or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. The Corporation will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. The Corporation will be allowed to claim a deduction for compensation expense for this amount as well.

      As noted above, Section 162(m) of the Internal Revenue Code limits the Corporation's deductions for compensation in excess of $1.0 million per year for our Chief Executive Officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. No executive of the Corporation currently receives compensation subject to this limitation. We expect that the committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

      The preceding statements are intended to summarize the general principles of current federal income tax law applicable to stock options and other stock awards that may be granted under the plan. State and local tax consequences may also be significant.

      Stock option and restricted stock awards under the plan are discretionary (other than the automatic grants to each non-employee director) and the committee has not yet determined whom awards will be made to and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the plan to any individual or group of individuals other than the non-employee directors as a group who will receive an aggregate award of 30,000 options per year. The value of such options will be based on the stock price appreciation following the date of grant.

      The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2003.

                    Equity Compensation Plan Information

                                                                                             Number of securities
                                       Number of securities                                remaining available for
                                          to be issued            Weighted-average          future issuance under
                                         upon exercise of         exercise price of       equity compensation plans
                                       outstanding options,      outstanding options,       (excluding securities
Plan category                          warrants and rights       warrants and rights       reflected in column (a))
-------------                          --------------------    -----------------------    -------------------------
                                                (a)                      (b)                         (c)

Equity compensation plans
 approved by security holders                 161,190                  $12.90                      49,619

Equity compensation plans not
 approved by security holders                       -                       -                           -
                                              -------                  ------                      ------

      Total                                   161,190                  $12.90                      49,619
                                              =======                  ======                      ======

===========================================================================
The Board of Directors of the Corporation unanimously recommends that the stockholders vote "FOR" approval of the 2004 Equity Incentive Plan.
===========================================================================

                             ___________________

                                PROPOSAL FOUR

                         ELECTION OF CLERK/SECRETARY
                             ___________________

      The Clerk of the Corporation is to be elected by the stockholders at an annual meeting or special meeting duly called for that purpose. At the Meeting, the stockholders of the Corporation are being asked to elect Attorney Peter G. Collias, the nominee proposed by the Board of Directors, as Clerk/Secretary of the Corporation to serve until the 2005 Annual Meeting of Stockholders, or special meeting in lieu thereof, and until his successor is elected and qualified.

      Mr. Collias is the principal in the law office of Peter G. Collias and has been Clerk/Secretary of the Corporation since its inception and of Slade's Ferry Bank since 1973.

===========================================================================
The Board of Directors of the Corporation unanimously recommends that the stockholders vote "FOR" the election of Attorney Peter G. Collias as Clerk/Secretary of the Corporation.
===========================================================================

                           ADDITIONAL INFORMATION

Information About Shareholder Proposals

      If you wish to submit proposals to be included in our proxy statement for the 2005 Annual Meeting of Stockholders of Slade's Ferry Bancorp, we must receive them on or before December 19, 2004, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require Bridge Street Financial to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act. If a stockholder wishes to submit a proposal to the 2005 Annual Meeting without including such proposal in the proxy statement for that meeting, that proposal will be considered untimely, and the proxies solicited by your Board of Directors will confer discretionary authority to vote on the proposal as the proxy holders see fit, if the company is not notified of such proposal by February 27, 2005.

Corporation Mailings to Same Household

      Pursuant to a notice sent by the Company to its eligible shareholders, the Company sent only one copy of this Proxy Statement, Annual Report and Report on Form 10-K for the year ended December 31, 2003 to those households in which multiple shareholders shared the same address, unless the Company received instructions from a shareholder requesting that they receive separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Company and would like to receive a separate copy of this Proxy Statement, Annual Report or Report on Form 10-K for the year ended December 31, 2003, or of future proxy statements, information statements, and annual reports, please contact Shareholder Services at (800) 643-7537 (MA and RI only) or (508) 675-2121, or by writing to Slade's Ferry Bancorp, Shareholder Services, 100 Slade's Ferry Avenue, Somerset, MA 02726. If you are a shareholder that shares an address with other shareholders to which multiple copies of annual reports and proxy statements are delivered and you would like to only request a single copy in the future, you may also contact Shareholder Services that request.

                                   By Order of the Board of Directors,

                                   /s/  Peter G. Collias

                                   Peter G. Collias
                                   Clerk/Secretary

Dated: April 12, 2004

                                                                 Appendix A
                                                                 ----------

                           SLADE'S FERRY BANCORP /
                         SLADE'S FERRY TRUST COMPANY

                           Audit Committee Charter

I.    Audit Committee

The Audit Committee of the Board of Directors shall be composed of at a minimum three Directors who are independent of Management and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. Each Audit Committee member must be able to read and understand fundamental financial statements. At least one Committee member must be a "financial expert", i.e., have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or outside programs. Audit Committee members and the Committee Chairman shall be appointed by the Chairman of the Board on the recommendation of the Nominating and Board Development Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

Independence

A director will not be considered "Independent" if, among other things, the director is an affiliated person of the Company or any of its subsidiaries or has:

      * Been employed by the Company or its affiliates in the past three years.
      * Accepted any compensation, including consulting and advisory fees, from the Company or its affiliates during the previous fiscal year (except for board services, retirement plan benefits, or non-discretionary compensation).
      * An immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer.
      * Been a partner, controlling shareholder or an executive officer of any for profit business to which the Company made or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.
      * Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

Authority to Engage Advisors

The Audit Committee shall have the authority and funding to engage independent counsel and other advisers, as it deems necessary to carry out its duties.

II.   Statement of Policy

It is the Committee's responsibility to provide oversight of the Company's accounting and financial reporting processes, including oversight of the Company's Independent Auditors and Internal Audit function. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications between the Board of Directors, the Independent Auditors, the Internal Auditors, and the financial management of the Company.

III.  Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee will normally meet in a separate executive session with the Internal Auditors. At least annually, the Committee will meet with the Independent Auditors to discuss any matters that the Committee believes should discussed privately. The Internal Auditor shall serve as the clerk of the Committee and keep minutes of the proceedings of each Committee meeting. A majority of the Committee shall constitute a quorum for the conduct of business. At the discretion of the Chairman, a member may attend a meeting by telephone conference in which he can hear each person in attendance and all such persons can hear the person attending by telephone conference.

IV.   Responsibilities

      1. Appoint and oversee the Company's Independent Auditors. The Audit Committee is also solely responsible, and shall have the necessary funding, for compensation of the Independent Auditors.

      2. Review and pre-approve all audit and non-audit services to be performed by the Company's Independent Auditors, including but not limited to requests for any management consulting engagement to be performed by the Company's Independent Auditors. The Audit Committee may delegate to one or more Audit Committee members the responsibility to approve such services, provided timely reports are made to the full Audit Committee. In addition, the Audit Committee my establish pre-approval categories of services, as provided by applicable rules and regulations.

      3. Evaluate the Independent Auditors on an at least an annual basis. Such evaluation shall include a report from the independent auditor which includes:

            *     The auditor's internal quality-control procedures.

            * Any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting independent audits carried out by the firm, and any steps taken by the firm to address such issues.

            * A formal written statement delineating all relationships between the independent auditor and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      4. Review and update this Charter annually and ascertain that it is reported in the Company's proxy statement at least once every three years.

      5. Periodically report to the Board of Directors on significant results of the following activities.

            a) Appointment of the Independent Auditors to audit the financial statements of the Company and subsidiaries and determination of the compensation for such services.

            b) Approval of all audit and non-audit services to be provided by the Independent Auditors

            c) Resolution of any disagreements that may arise between the Independent Auditors and management.

            d) Evaluation of the performance of the Independent Auditors and, where appropriate, recommendation that the Board replace the Independent Auditors.

      6. Review the Independent Auditor's engagement letter setting forth the scope and approach of the proposed audit, the estimated fees for performing the annual audit, FDICIA controls audit, and quarterly reviews of Form 10-Q. The Committee will also meet with the Independent Auditors to review findings, including comments or recommendations.

      7. Review the effectiveness of the Internal Audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plan for the current internal audit cycle, and the coordination of such plans with the Independent Auditors.

      8. Review with the Independent Auditors and Internal Auditors the integrity of the Company's financial reporting processes and compliance with section 12 USC 1831 p-1 (Federal Deposit Insurance Act).

      9. Inquire as to the Independent Auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial statements.

      10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the Independent Auditors, Management or the Internal Auditors.

      11. Review and approve the required reports to be included in the Company's annual report to shareholders and proxy statement.

      12. Review, at the Committee's discretion, quarterly financial statements and review with management and the Independent Auditors any significant matters that arise out of the Company's quarterly financial statements review, based upon the auditors' limited review procedures. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the Independent Auditors in accordance with SAS 61 as amended by SAS 90.

      13. Review and discuss with the Independent Auditors annually all relationships the Independent Auditors have with the Company which might adversely affect their objectivity and independence and review a written statement from the Auditors as to their independence. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the Independent Auditors.

      14. Review the scope and general extent of the independent auditor's annual audit. The Committee's review should include a report from the Independent Auditor addressing the following:

            *     Audit staffing and supervision, and scope of audit;

            * Critical accounting policies and practices, alternative accounting treatments, the reasons for selecting such policies, and their impact on the fairness of the Company's financial statements;

            * Significant estimates made by management in the preparation of financial reports;

            * The nature and content of communications between auditors and management;

            * Off-balance sheet transactions, joint ventures, contingent liabilities, or derivative transactions, and their impact on the fairness of financial statements;

            * Auditor proposed adjustments - both those recorded by management and those not recorded by management;

            * Difficulties encountered with management during the audit;

            * Disagreements with management regarding accounting reporting issues;

            * Material legal matters that may impact the financial statements; and

            * The independent auditor's opinion on the overall fairness of the financial statements.

      15. Discuss the results of the audit with the Independent Auditors prior to releasing the year-end earnings and annual report to regulatory agencies. Discuss those matters which are required to be communicated to audit committees in accordance with SAS 61 as amended by SAS 90.

      16. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of Management and the Independent Auditors.

Other Duties

      1. Inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

      2.    Appoint and supervise the Internal Audit Director.

      3. Review internal and external reports concerning the Loan Review, Compliance, and Information Technology functions of the Company.

      4. In consultation with the Board of Directors, review and follow-up on regulatory examination findings and recommendations.

      5. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee is empowered to retain Independent Counsel and other professional advisors to assist in the conduct of any investigation or as may be necessary in the fulfillment of its responsibilities.

      6. Establish procedures for receipt, retention and treatment of complaints regarding internal accounting controls, and auditing matters.

      7. Establish procedures for confidential, anonymous employee submissions of concerns regarding questionable accounting or auditing matters.

      8. Review Internal Audit's adherence to its audit plan and make adjustments as necessary.

      9. Review on an annual basis the Company's insurance policies including, blanket bond, directors' and officers', property and casualty.

      10. Review and approve all related party transactions. For such purpose, "related party transaction" shall mean any transaction required to be disclosed pursuant to SEC Regulation S-K, Item 404.

                                                                 APPENDIX B
                                                                 ----------

                            SLADE'S FERRY BANCORP
             NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The purpose of the Nominating & Corporate Governance Committee (the "Committee") shall be to assist the board of directors (the "Board") of Slade's Ferry Bancorp (the "Company") in identifying qualified individuals to become Board members and officers of the Company, in determining the composition of the Board and its committees, in developing and implementing a process to assess Board effectiveness and in developing and implementing the Company's corporate governance guidelines.

Membership and Appointment

The Committee shall consist of no fewer than three members, each of whom shall meet the criteria for independence established by the rules and regulations of the NASDAQ and who the Board has affirmatively determined does not have a material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Committee shall be appointed annually by the Board and shall serve at the pleasure of the Board. Notwithstanding the foregoing, no director shall serve on the Committee in any capacity in any year during which such director's term as a director is scheduled to expire.

Meetings and Procedures

The Committee shall have a chairperson who must, and a secretary who may but need not be, a member of the Committee. The Board shall designate the chairperson of the Committee and the Committee shall designate the secretary for the Committee. If the Board does not designate a chairperson, or if the chairperson shall not be present at a meeting, the Committee shall select its own chairperson.

The Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Committee shall meet at least two times annually in conjunction with regularly scheduled meetings of the Board at regularly scheduled times and places determined by the Committee's chairperson, and may meet more frequently, or take action by unanimous written consent, as circumstances require. A meeting may be called by the chairperson of the Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Committee at least 48 hours prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

A quorum shall consist of at least a majority of the voting members of the Committee. The vote of a majority of the voting members present at any meeting at which a quorum exists, including the chairperson of the committee who shall be eligible to vote, shall constitute the action of the Committee.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

Following each of its meetings, the Committee shall report its actions and recommendations to the Board. The secretary of the Committee shall keep written minutes of its meetings, which minutes shall be subject to approval by the members of the Committee and, once approved, shall be maintained with the books and records of the Company.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees, as the committee may deem appropriate in its sole discretion.

Nominations by Shareholders

Shareholders may recommend nominees for election to the Board, in a manner consistent with the Company's Bylaws.

Committee Authority and Responsibilities

The Committee shall have the following authority and responsibilities:

1. The Committee shall develop criteria, to be approved by the full Board, for the selection of new directors and, when appropriate, conduct the search for individuals qualified to become members of the Board.

2. The Committee shall develop criteria for the evaluation of incumbent Board members.

3. The Committee shall evaluate the performance of current Board members proposed for reelection, and recommend to the Board whether such members should stand for reelection.

4. The Committee shall annually assess the performance of the Board as a whole, discuss such assessment with the full Board and, as appropriate, recommend changes, including, but not limited to, changes in Board size and composition and in Board policies and procedures.

5. The Committee shall develop and recommend to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluation of the Board and report its findings to the Board.

6. The Committee shall select, and recommend to the Board for its approval, nominees for election as directors by the shareholders of the Company, taking into account the criteria approved by the Board.

7. The Committee shall consider and evaluate any shareholder nominees for election as director in compliance with the Company's Bylaws and in accordance with the criteria approved by the Board.

8. The Committee shall review the Board's committee structure and annually recommend to the Board, for its approval, directors to serve as members of each committee. The Committee shall recommend to the Board additional committee members to fill vacancies as needed, taking into account the criteria approved by the Board. The Committee shall recommend to the Board individual directors to be designated as chairpersons of the Board committees. Notwithstanding the foregoing, the members of the Committee shall be appointed by the full Board, without recommendation by the Committee. The Board shall also, without recommendation by the Committee, be responsible for filling vacancies in, and appointing chairpersons of, the Committee.

9. Together with the Compensation Committee, the Committee shall develop criteria for the identification and recruitment of executive officers of the Company.

10. Together with the Compensation Committee, the Committee shall develop criteria for the evaluation of the executive officers of the Company.

11. The Committee shall annually recommend to the Board for its approval the slate of officers for the Company.

12. The Committee shall develop and recommend to the Board for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

13. The Committee shall establish procedures for the Committee to exercise oversight of the evaluation of the Board and management.

14. The Committee may retain or terminate, in its sole discretion, any search firm to be used to identify director and executive officer candidates and to approve the search firm's fees and other retention terms. The Committee shall also have authority to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion.

15. The Committee shall review and assess the adequacy of this charter at least annually and, as appropriate, adopt and recommend changes to the Board for its approval.

16. The Committee shall periodically review and assess the Company's Articles of Organization and Bylaws and, as appropriate, recommend changes to the Board for its approval.

17. The Committee shall consider any other corporate governance issues that may arise from time to time, and to develop appropriate recommendations for the Board.

                                                                 APPENDIX C
                                                                 ----------

                            SLADE'S FERRY BANCORP

                         2004 EQUITY INCENTIVE PLAN

SECTION 1.   GENERAL PURPOSE OF THE PLAN; DEFINITIONS

      The name of the plan is the Slade's Ferry Bancorp 2004 Equity Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and Non Employee Directors of Slade's Ferry Bancorp (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

      The following terms shall be defined as set forth below:

      "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Administrator" is defined in Section 2(a).

      "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Deferred Stock Awards, Restricted Stock Awards, and Unrestricted Stock Awards.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      "Committee" means the Committee of the Board referred to in
Section 2.

      "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

      "Deferred Stock Award" means Awards granted pursuant to Section 7.

      "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 15.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

      "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

      "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

      "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

      "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award or Deferred Stock Award.

      "Restricted Stock Award" means Awards granted pursuant to Section 6.

      "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

      "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

      "Unrestricted Stock Award" means any Award granted pursuant to
Section 8.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

      (a) Committee. The Plan shall be administered by either the Board or a committee of not less than two Non-Employee Directors (in either case, the "Administrator").

      (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i) to select the individuals to whom Awards may from time to time be granted;

            (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Deferred Stock Awards, and Unrestricted Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

            (iii) to determine the number of shares of Stock to be covered by any Award;

            (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

            (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

            (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

            (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

            (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

      (c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

      (d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3.   STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

      (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 300,000 shares, subject to adjustment as provided in Section 3(b); provided that not more than 100,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options with respect to no more than 75,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

      (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the number of Stock Options that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award,
(iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

      The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

      (c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

      Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options.

      (d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.   ELIGIBILITY

      Grantees under the Plan will be such full or part-time officers and other employees and Non-Employee Directors of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.   STOCK OPTIONS

      Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

      Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

      (a) Stock Options Granted to Employees. The Administrator in its discretion may grant Stock Options to eligible employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

            (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

            (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

            (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased.

      Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                  (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

      Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

            (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

      (b)   Stock Options Granted to Non Employee Directors.

            (i)   Automatic Grant of Options.

                  (A) Each Non Employee Director who is serving as Director of the Company on the day after each annual meeting of shareholders or any special meeting in lieu thereof, beginning with the 2004 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 2,000 shares of Stock.

                  (B) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(b) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

                  (C) Non-Qualified Stock Options granted pursuant to this Section 5(b) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

            (ii) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(b) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.

            (iii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

            (iv) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (v) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

                  (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                  (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                  (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

      Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

      (c) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.   RESTRICTED STOCK AWARDS

      (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

      (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

      (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative. If no purchase price was paid by the grantee, then such unvested Restricted Stock shall be deemed forfeited.

      (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock shall have a performance based goal, the restriction period with respect to such shares shall not be less than one year and in the event that any such Restricted Stock shall have a time based restriction, the restriction period with respect to such shares shall not be less than three years. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 12 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 6(c) above.

SECTION 7.   DEFERRED STOCK AWARDS

      (a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of restricted stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that the vesting of any such Deferred Stock Award is subject to attainment of a performance based goal, the vesting period with respect to such award shall not be less than one year and in the event that the vesting of any such Deferred Stock Award shall be time-based, the vesting period with respect to such award shall not be less than three years. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

      (b) Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

      (c) Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder.

      (d) Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

      (e) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 12 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 8.   UNRESTRICTED STOCK AWARDS

      Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9.   PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

      Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under
Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

      (a) Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary; (iii) total shareholder return;
(iv) changes in the market price of the Stock; or (v) earnings per share.

      (b) Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

      (c) Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

      (d) Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 75,000 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 10.   TAX WITHHOLDING

      (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

      (b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 11.   TRANSFER, LEAVE OF ABSENCE, ETC.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

      (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

      (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 12.   AMENDMENTS AND TERMINATION

      The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available, materially expand the eligibility to participate or materially extend the term of the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 13.   STATUS OF PLAN

      With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 14.   GENERAL PROVISIONS

      (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

      No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

      (d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

      (e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 15.   EFFECTIVE DATE OF PLAN

      This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after May 10, 2014.

SECTION 16.   GOVERNING LAW

      This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: March 8, 2004

DATE APPROVED BY STOCKHOLDERS: _______________, 2004

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

          REVOKABLE PROXY
          SLADE'S FERRY BANCORP.          Proxy Solicited on Behalf of the
                                                 Board of Directors
                                            Annual Stockholders Meeting
                                                    May 10, 2004
---------------------------------------------------------------------------


The undersigned hereby appoint Thomas B. Almy, Lawrence J. Oliveira, and Charles Veloza, or any one of them as my/our true and lawful attorney, with full power of substitution, for me/us and in my/our name to vote, as designated below, all the shares of common stock of Slade's Ferry Bancorp. held of record by the undersigned on March 19, 2004, at the Annual Meeting of the stockholders of said Company to be held at The Cultural Center, 205 South Main Street, Fall River, Massachusetts on Monday, May 10, 2004 at 10:00 a.m. or at any adjournment thereof, with all powers I/we should possess if personally present, hereby revoking all previous proxies.

The Board of Directors of Slade's Ferry Bancorp. recommends that you vote "For" each of the proposals set forth below.

For   Against   Abstain

[ ]     [ ]       [ ]     (1)   To approve the amendment of the Articles of
                                Organization and By-Laws of Slade's Ferry
                                Bancorp. to permit the Board of Directors to amend the by-laws without shareholder approval under certain circumstances.

                For All
For   Against   Except

[ ]     [ ]       [ ]     (2)   To elect Paul C. Downey, Mary Lynn D. Lenz,
                                William Q. MacLean, Jr., Francis A. Macomber,
                                Majed Mouded, MD, and David F. Westgate as
                                Class Three Directors for a term of three years and to elect Anthony F. Cordeiro as Class One director to hold office for one year.
                                Instruction: to withhold authority to vote for any individual nominee, mark "For All
                                Except" and write that nominee's name in the space provided below.

For   Against   Abstain

 [ ]     [ ]      [ ]     (3)   To approve the Slade's Ferry Bancorp. 2004
                                Equity Incentive Plan.

For   Against   Abstain

 [ ]     [ ]      [ ]     (4)   To elect Peter G. Collias as Clerk/Secretary
                                for a term of one year.

(5) In their discretion, the proxies are authorized to consider and act upon such other business matters or proposals as may properly come before the meeting.

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The shares represented by the proxy will be voted as directed by the undersigned. It is the intention of proxies to vote "FOR" the proposals set forth under Items 1, 2, 3 and 4 if no contrary instruction is indicated.
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Please check box if you plan to attend the meeting                  [ ]

Please be sure to sign and date this Proxy in the box below.

                                           Date
                                                ---------------------------

--------------------------------           --------------------------------
Stockholder sign above                     Co-holder (if any) sign above

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  Detach above card, sign, date and mail in postage paid envelope provided.

                           SLADE'S FERRY BANCORP.

                           SOMERSET, MASSACHUSETTS

In signing, please write name(s) exactly as appearing in the imprint on this proxy. If signing as Executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.

Please date, sign and return this proxy
in the enclosed envelope promptly.

If your address has changed, please correct the address in the space provided below and return this portion with the Proxy in the envelope provided.

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